SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 30, 2011
                           Date of Report
                   (Date of Earliest Event Reported)

             BRISTOL RHACE NATURAL RESOURCE CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

                     OAKWOOD ACQUISITION CORPORATION
                       (Former Name of Registrant)

Delaware                      000-54147                  27-3567767
(State or other        (Commission File Number)         (IRS Employer
jurisdiction of                                      Identification No.)
incorporation)
                            P.O. Box 535
                         Manson, Iowa 50573
               (Address of Principal Executive Offices)

                         215 Apolena Avenue
                Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                             712-469-3648
                    (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On December 1, 2011, the Registrant issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par for an aggregate of $1,000 representing 67% of the total outstanding 1,500,000 shares of common stock:

ITEM 5.01     Changes in Control of Registrant

    On November 30, 2011 the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officers and directors were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G/A filed on January 26, 2011 as updated by the Annual Report on Form 10-K filed on March 30, 2011, the Quarterly Reports on Form 10-Q filed May 13, 2011, August 15, 2011 and November 14, 2011 and as supplemented by the information contained in this report.

    The Registrant intends to develop an oil, gas and mining company with a main goal to purchase existing oil and gas production with proven reserves. The short-term corporate goals are to purchase oil and gas productions to establish a cash flow, invest proceeds of production in drill sites, primarily in offset wells which have minimal risk. The primary focus will be in known production areas such as Texas, Oklahoma, Wyoming and Colorado. In the long-term, the company would like to acquire actively pumping natural gas wells.


ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

    On November 30, 2011, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On November 30, 2011, James McKillop resigned as the Registrant's vice president and director.

    On November 30, 2011, David Wooldridge was elected as the sole director of the Registrant:

    On November 30, 2011 David Wooldridge was appointed Chief Executive Officer and Chief Financial Officer.

    David Wooldridge. Mr. Wooldridge serves as the sole director of the Registrant and its Chief Executive Officer and Chief Financial Officer.
Mr. Wooldridge received his Associates Degree in mine management from the Alaska State School of Mines and worked for MCOR Wyoming Oil and Gas. From 1991 to 2000 Mr. Wooldridge worked in the development and management of domestic and foreign mining operations for a majori mining company. From 2004 to the present, Mr. Wooldridge has owned and operated a retail grocery store in northwest Iowa.


ITEM 5.03     Amendments to Articles of Incorporation

    On November 30, 2011, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Bristol Rhace Natural Resource Corporation and filed such changes with the State of Delaware.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                        BRISTOL RHACE NATURAL RESOURCE CORPORATION formerly Oakwood Acquisition Corporation

Date: December 6, 2011            /s/ David Wooldridge
                                      Chief Executive Officer